Consolidated Balance Sheets - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Current assets:
Cash and cash equivalents	$ 7,766,738	$ 11,760,859
Accounts receivable, net	3,655,964	1,064,794
Short-term investment	4,134,493	0
Prepayment	14,078,592	5,683,085
Prepaid and other current assets	607,072	25,606
Total Current Assets	30,242,859	18,534,344
Deferred offering cost	0	387,440
TOTAL ASSETS	30,242,859	18,921,784
Current liabilities:
Accounts payable	0	1,625,255
Other current liabilities	87,836	104,979
Total Current Liabilities	87,836	1,730,234
TOTAL LIABILITIES	87,836	1,730,234
Shareholders’ Equity:
Additional paid-in capital	6,563,630	3,780
Retained earnings	23,577,004	17,173,541
TOTAL SHAREHOLDERS’ EQUITY	30,155,023	17,191,550
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	30,242,859	18,921,784
Class A Ordinary Shares
Shareholders’ Equity:
Common stock value	4,389	4,229
Class B Ordinary Shares
Shareholders’ Equity:
Common stock value	$ 10,000	$ 10,000